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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                            MELLON BANK CORPORATION

     Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or any other appropriate form or forms, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of 5,069,403 shares of Mellon Bank Corporation's (the "Corporation's") Common Stock that were issued pursuant to the Agreement and Plan of Reorganization dated as of November 24, 1997 by and among the Corporation, United Bankshares, Inc., Gerald Katcher and Howard R. Scharlin, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney shall be effective as of February 17, 1998 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

         FRANK V. CAHOUET
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  Frank V. Cahouet, Director and
   Principal Executive Officer

      DWIGHT L. ALLISON, JR.
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 Dwight L. Allison, Jr., Director

        BURTON C. BORGELT
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   Burton C. Borgelt, Director

          CAROL R. BROWN
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     Carol R. Brown, Director

      CHRISTOPHER M. CONDRON
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 Christopher M. Condron, Director
           ROTAN E. LEE
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      Rotan E. Lee, Director

       ANDREW W. MATHIESON
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  Andrew W. Mathieson, Director

        EDWARD J. MCANIFF
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   Edward J. McAniff, Director

        MARTIN G. MCGUINN
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   Martin G. McGuinn, Director

         ROBERT MEHRABIAN
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    Robert Mehrabian, Director
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         L.W. CONNOLLY
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    L.W. Connolly, Director

        CHARLES A. CORRY
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   Charles A. Corry, Director

     C. FREDERICK FETTEROLF
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C. Frederick Fetterolf, Director

         IRA J. GUMBERG
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    Ira J. Gumberg, Director

      PEMBERTON HUTCHINSON
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 Pemberton Hutchinson, Director

      GEORGE W. JOHNSTONE
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 George W. Johnstone, Director
     SEWARD PROSSER MELLON
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Seward Prosser Mellon, Director

        DAVID S. SHAPIRA
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   David S. Shapira, Director

         W. KEITH SMITH
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    W. Keith Smith, Director

         JOAB L. THOMAS
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    Joab L. Thomas, Director

      WESLEY W. VON SCHACK
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 Wesley W. von Schack, Director

        WILLIAM J. YOUNG
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   William J. Young, Director

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